1. Summary

Negative Amortization Loans: 0.00
Silent Second: 1.87
Investment Property and Cashout: 2.50
Investment Property/Cashout/IO: 0.01
Loans with 80 LTV: 11.86
Loans with 100 CLTV: 3.49

2. DTI

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
DTI	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
0.01 - 5.00	2	$392,224.94	0.05%	663	62.03%	6.98%	25.48%
5.01 - 10.00	1	220,399.50	0.03	625	95	7.99	100
10.01 - 15.00	23	3,516,977.75	0.42	644	74.81	7.227	77.4
15.01 - 20.00	61	9,125,230.50	1.08	634	73.59	7.261	86.44
20.01 - 25.00	173	29,638,355.07	3.52	627	74.9	7.201	91.78
25.01 - 30.00	285	51,151,424.10	6.07	620	78.09	7.374	95.43
30.01 - 35.00	440	88,532,105.91	10.51	623	78.59	7.307	94.35
35.01 - 40.00	648	134,544,230.42	15.97	623	78.88	7.317	96.24
40.01 - 45.00	839	188,580,165.90	22.38	623	79.59	7.351	97.76
45.01 - 50.00	1,127	266,420,456.07	31.62	619	80.57	7.416	95.69
50.01 - 55.00	330	70,371,834.70	8.35	594	75.56	7.364	97.34
55.01 - 60.00	2	162,108.60	0.02	600	84.82	8.722	51.77
Total:	3,931	$842,655,513.46	100.00%	619	79.00%	7.36%	95.87%
Wtd Avg DTI: 41.19
Min DTI: 3.22
Max DTI: 59.26

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

1. LTV - FICO (Aggregate)

LTV - FICO (Aggregate)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	1.43	2.1	1.69	1.64	1.09	1.62	1.36	1.03	0.78	0.81	0.47	1.64
65.01 - 70.00	0	0.93	1.35	1.02	0.89	0.68	0.72	0.52	0.44	0.64	0.59	0.06	0.62
70.01 - 75.00	0	0.79	0.91	1.12	1.13	0.93	0.8	0.77	0.62	0.53	0.35	0.48	0.56
75.01 - 78.00	0	0.08	0.37	0.45	0.24	0.49	0.24	0.31	0.1	0.19	0.17	0.13	0.33
78.01 - 80.00	0	1.06	1.25	1.67	1.79	1.81	1.18	1.69	1.17	1.02	0.91	0.72	1.38
80.01 - 85.00	0	0.39	1.32	1.78	2.19	1.78	1.55	1.63	1.38	1.14	0.85	0.65	1.3
85.01 - 90.00	0	0.08	0.39	1.49	2.12	2.91	2.78	2.78	1.96	1.47	1.15	1.31	1.81
90.01 - 95.00	0	0	0.02	0.02	0.54	0.53	1.25	1.66	1.12	1.14	1.1	0.76	1.23
95.01 - 100.00	0	0	0	0	0	0.1	0.37	0.5	0.34	0.16	0.32	0.37	0.37
Total:	0	4.76	7.71	9.24	10.54	10.32	10.51	11.23	8.17	7.07	6.24	4.97	9.25

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2. LTV - FICO (ARM-Purchase)

LTV - FICO (ARM-Purchase)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.07	0.67	0.45	0.21	0.22	0.32	0.16	0.06	0	0	0	0.28
65.01 - 70.00	0	0.18	0.5	0.31	0.37	0.11	0.06	0	0	0	0	0	0
70.01 - 75.00	0	0	0.16	0.1	0.51	0.16	0	0.38	0	0	0.47	0.1	0.09
78.01 - 80.00	0	0.56	0.84	1.25	2.89	1.48	1.73	2.31	0.29	0.66	2.44	2.09	3.3
80.01 - 85.00	0	0	0.9	1.42	1.47	2.42	1	0.61	1.25	1.54	0.48	0.36	0.51
85.01 - 90.00	0	0.15	0.18	2.25	3.3	4.84	4.63	1.19	1.67	2.93	1.42	0.48	4.82
90.01 - 95.00	0	0	0	0	1.82	0.41	4.29	3.26	2.95	2.75	3.96	2.36	2.79
95.01 - 100.00	0	0	0	0	0	0.59	1.64	0.76	1.09	1.03	1.88	1.73	1.11
Total:	0	0.96	3.26	5.78	10.57	10.24	13.66	8.68	7.3	8.9	10.64	7.12	12.89

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3. LTV - FICO (ARM-Refi No Cashout)

LTV - FICO (ARM-Refi No Cashout)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.71	0.97	1.68	0	0	1.43	0	0	0.61	0	0	2.46
65.01 - 70.00	0	0.93	0.21	1.47	0.24	0.41	0	0.57	0.18	0.23	0.52	0	0
70.01 - 75.00	0	0	0.97	0	1.64	0	1.03	0	0	0	0	1.03	0
75.01 - 78.00	0	0	0	0	2.22	0.36	0.81	1.38	0	0	0	0	0.41
78.01 - 80.00	0	1.3	0.27	0.62	1.24	2.16	0	2.28	0	0.93	0	1.78	1.09
80.01 - 85.00	0	1.47	4.04	1.18	0.84	2.92	1.84	3.48	3.49	0.42	1.76	0	0
85.01 - 90.00	0	1.41	1.76	4.57	3.65	4.26	1.88	4.77	1.89	3.71	2.37	0.57	2.89
90.01 - 95.00	0	0	0	0	0.9	1.07	2.25	1.91	1	0.73	0	0	0
95.01 - 100.00	0	0	0	0	0	0.34	0.8	0.68	0.37	0.23	0	0.42	0
Total:	0	5.81	8.23	9.51	10.73	11.53	10.05	15.06	6.93	6.86	4.65	3.79	6.84

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4. LTV - FICO (ARM-Cashout)

LTV - FICO (ARM-Cashout)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	2.09	2.92	2.11	2.04	1.24	1.63	1.15	0.82	0.63	0.53	0.22	1.19
65.01 - 70.00	0	1.31	1.92	1.32	1.25	0.92	0.75	0.45	0.43	0.33	0.27	0	0.23
70.01 - 75.00	0	1.22	1.32	1.63	1.33	1.21	0.83	0.64	0.34	0.37	0.3	0.33	0.24
75.01 - 78.00	0	0.12	0.53	0.64	0.22	0.72	0.21	0.29	0.15	0.18	0.14	0.02	0.16
78.01 - 80.00	0	1.42	1.69	2.21	1.99	2.12	1.34	1.38	1.12	0.85	0.52	0.3	0.98
80.01 - 85.00	0	0.49	1.51	2.24	2.96	1.89	1.88	1.75	1.3	0.81	0.67	0.56	0.88
85.01 - 90.00	0	0	0.45	1.51	2.39	3.12	2.81	3.37	2.16	0.88	1.18	0.87	1.05
90.01 - 95.00	0	0	0.03	0.03	0.47	0.56	0.96	1.17	0.85	0.94	0.72	0.68	1.12
95.01 - 100.00	0	0	0	0	0	0.03	0.18	0.28	0.12	0.03	0.04	0.13	0.11
Total:	0	6.65	10.38	11.69	12.64	11.82	10.6	10.48	7.28	5.03	4.37	3.11	5.97

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5. LTV - FICO (FRM-Purchase)

LTV - FICO (FRM-Purchase)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0	0	0	3.7	0.79	0	1.83	0	0	0	0	3.16
65.01 - 70.00	0	0	0	0	0	0	1.79	0	0	0	0	0	0
70.01 - 75.00	0	0	0	0	0	0	0	0	0	0	0	0	2.07
78.01 - 80.00	0	0	0	1.81	0	0	4.94	5.24	1.29	0	0	4.25	8.98
80.01 - 85.00	0	0	0	0	0	1.53	0	0	0	0	0	0	0
85.01 - 90.00	0	0	0	0	0.95	0	0	5.32	4.62	2.07	0	4.92	5.12
90.01 - 95.00	0	0	0	0	0	0.98	1.46	7.9	2.57	0.87	0	0	0
95.01 - 100.00	0	0	0	0	0	0	4.21	2.21	0	0.97	2.63	0	11.82
Total:	0	0	0	1.81	4.66	3.31	12.39	22.5	8.47	3.91	2.63	9.17	31.16

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6. LTV - FICO(FRM-Refi No Cashout)

LTV - FICO(FRM-Refi No Cashout)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0	0	0.74	0.49	0.99	1.15	8.38	1.8	1.64	1.44	2.01	1.41
65.01 - 70.00	0	0	0	0.84	0	0	1.1	0	3.54	0	2.04	0	0
70.01 - 75.00	0	0	0	0	0	0	2.33	2.75	2.03	0.98	0	0	4.66
75.01 - 78.00	0	0	0	0	0	0	0	0.68	0	1.31	0	0	2.82
78.01 - 80.00	0	0	0	0	0.64	0.88	0	3.77	3.81	0	2.83	0	0.49
80.01 - 85.00	0	0	0	0	0	0.46	0.58	1.78	1.76	0	0	0	5.89
85.01 - 90.00	0	0	0	0	0	0	1.06	3.35	0.65	1.23	0	1.29	0.79
90.01 - 95.00	0	0	0	0	0	0	0.58	5.19	3.28	1.15	0.8	0.81	1.97
95.01 - 100.00	0	0	0	0	0	0	0	1.03	0	0.49	2.21	4.7	1.41
Total:	0	0	0	1.58	1.13	2.32	6.79	26.93	16.87	6.81	9.32	8.8	19.44

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7. LTV - FICO(FRM-Cash Out)

LTV - FICO(FRM-Cash Out)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.23	0.58	1.07	1.45	1.34	2.55	2.49	2.67	1.85	2.56	1.7	3.87
65.01 - 70.00	0	0.11	0.25	0.3	0.17	0.32	1.08	1.19	0.51	2.38	2.04	0.36	2.74
70.01 - 75.00	0	0	0	0.31	0.85	0.73	0.98	1.55	2.09	1.57	0.61	1.23	1.68
75.01 - 78.00	0	0	0.15	0.19	0	0.06	0.38	0.28	0	0.29	0.45	0.68	0.92
78.01 - 80.00	0	0.14	0.32	0.38	0.75	0.95	0.46	1.86	1.92	2.09	1.5	1.06	1.37
80.01 - 85.00	0	0.07	0.34	0.74	0.49	0.83	0.8	1.45	1.27	2.5	1.69	1.45	3.29
85.01 - 90.00	0	0	0	0.41	0.25	1.09	2.11	0.84	1.4	2.21	0.74	3.44	2.4
90.01 - 95.00	0	0	0	0	0	0.39	0.27	1.63	0.75	1.02	1.14	0.29	1.02
95.01 - 100.00	0	0	0	0	0	0	0	0.96	0.77	0	0.14	0	0.16
Total:	0	0.55	1.63	3.41	3.97	5.72	8.64	12.24	11.4	13.9	10.89	10.21	17.45

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8. LTV - FICO (ARM-Owner Occupied)

LTV - FICO (ARM-Owner Occupied)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	1.73	2.53	1.88	1.72	1.07	1.4	0.98	0.65	0.55	0.41	0.15	1.07
65.01 - 70.00	0	1.19	1.7	1.24	1.12	0.81	0.64	0.42	0.32	0.3	0.23	0	0.19
70.01 - 75.00	0	1.03	1.18	1.33	1.24	1.05	0.73	0.59	0.28	0.31	0.26	0.34	0.2
75.01 - 78.00	0	0.1	0.45	0.54	0.32	0.63	0.22	0.28	0.1	0.16	0.12	0.02	0.16
78.01 - 80.00	0	1.35	1.56	2.03	2.15	2.12	1.31	1.57	0.83	0.75	0.63	0.61	1.19
80.01 - 85.00	0	0.5	1.64	2.15	2.75	1.98	1.79	1.65	1.01	0.78	0.58	0.38	0.67
85.01 - 90.00	0	0.1	0.51	1.85	2.69	3.55	3.13	3.18	2.1	1.06	1.25	0.75	1.45
90.01 - 95.00	0	0	0.03	0.03	0.7	0.59	1.54	1.56	1.14	1.21	1.16	0.9	1.33
95.01 - 100.00	0	0	0	0	0	0.13	0.42	0.38	0.27	0.18	0.29	0.37	0.25
Total:	0	5.99	9.59	11.06	12.69	11.93	11.19	10.6	6.71	5.29	4.92	3.52	6.52

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9. LTV - FICO (ARM-Second Home)

LTV - FICO (ARM-Second Home)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
70.01 - 75.00	0	0	0	9.27	0	0	0	0	0	0	0	0	0
80.01 - 85.00	0	0	0	0	0	0	0	0	5.56	0	7.02	0	0
85.01 - 90.00	0	0	0	0	0	0	0	17.88	10.95	29.28	0	0	5.96
90.01 - 95.00	0	0	0	0	0	0	0	0	14.09	0	0	0	0
Total:	0	0	0	9.27	0	0	0	17.88	30.6	29.28	7.02	0	5.96

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10. LTV - FICO (ARM-Investment Property)

LTV - FICO (ARM-Investment Property)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	2.2	2.24	1.67	0.68	0.33	2.73	0.41	1.32	0.56	0.89	0.98	3.07
65.01 - 70.00	0	0	0	0	0	0	0	0	1.51	0	0.8	0	0
70.01 - 75.00	0	0	0.38	0.78	1.22	0	0.95	0	0	0	1.54	0.37	0.31
75.01 - 78.00	0	0	0	0	0	0	0	1.2	0.71	0	0	0	0
78.01 - 80.00	0	0	0	0.94	0	0	1.43	1.27	4.11	3.04	3.92	1.06	4.28
80.01 - 85.00	0	0	0	0	0	3.31	1.14	2.97	11.69	3.8	3.51	3.53	3.79
85.01 - 90.00	0	0	0	0	0	0	0	1.43	0.78	5.74	2.28	2.41	6.72
Total:	0	2.2	2.62	3.39	1.9	3.63	6.25	7.27	20.12	13.14	12.95	8.34	18.18

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11. LTV - FICO (FRM-Owner Occupied)

LTV - FICO (FRM-Owner Occupied)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.2	0.52	1.04	1.33	1.35	2.41	3.08	2.5	1.61	2.44	1.72	3.5
65.01 - 70.00	0	0.1	0.23	0.35	0.15	0.29	1.18	0.86	0.71	2.14	2.03	0.33	2.47
70.01 - 75.00	0	0	0	0.28	0.77	0.66	1.03	1.65	2	1.08	0.55	0.85	1.65
75.01 - 78.00	0	0	0.13	0.17	0	0.05	0.34	0.31	0	0.38	0.41	0.62	0.83
78.01 - 80.00	0	0.13	0.28	0.44	0.73	0.94	0.7	2.33	1.81	1.79	1.21	1.01	1.74
80.01 - 85.00	0	0.06	0.31	0.67	0.44	0.88	0.78	1.47	1.24	1.92	1.48	1.18	3.06
85.01 - 90.00	0	0	0	0.37	0.28	0.98	2	1.29	1.59	2.22	0.5	3.5	2.39
90.01 - 95.00	0	0	0	0	0	0.41	0.38	2.41	1.13	1.07	1.1	0.34	1.1
95.01 - 100.00	0	0	0	0	0	0	0.24	1.09	0.69	0.1	0.49	0.44	0.95
Total:	0	0.49	1.47	3.32	3.71	5.56	9.06	14.49	11.69	12.32	10.21	9.98	17.7

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12. LTV - FICO (FRM-Second Home)

LTV - FICO (FRM-Second Home)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0	0	0	0	0	0	0	0	0	0	0	27.38
78.01 - 80.00	0	0	0	0	0	0	0	0	0	0	30.9	0	0
80.01 - 85.00	0	0	0	0	0	0	0	0	0	0	0	0	41.72
Total:	0	0	0	0	0	0	0	0	0	0	30.9	0	69.1

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13. LTV - FICO (FRM-Investment Property)

LTV - FICO (FRM-Investment Property)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0	0	0	4.91	0	0	1.16	1.55	4.29	0	0	3.81
65.01 - 70.00	0	0	0	0	0	0	0	4.42	1.71	0	0	0	0
70.01 - 75.00	0	0	0	0	0	0	1.41	0	1.45	8.93	0	5.3	8.7
75.01 - 78.00	0	0	0	0	0	0	0	0	0	0	0	0	5.56
78.01 - 80.00	0	0	0	0	0	0	0	0	7.43	1.91	5.96	3.9	1.29
80.01 - 85.00	0	0	0	0	0	0	0	0	1.36	7	0.99	2.6	6.06
85.01 - 90.00	0	0	0	0	0	0	0	1.92	0	0	3.43	0	2.97
Total:	0	0	0	0	4.91	0	1.41	7.5	13.51	22.13	10.37	11.8	28.39

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14. LTV - FICO (ARM-Full Doc)

LTV - FICO (ARM-Full Doc)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	2.15	2.66	1.99	1.13	0.84	1.16	0.82	0.6	0.63	0.4	0.09	1.11
65.01 - 70.00	0	1.23	1.43	1.44	0.63	0.76	0.45	0.36	0.42	0	0.32	0	0.23
70.01 - 75.00	0	1.31	1.51	1.55	1.24	0.86	0.44	0.22	0.29	0.16	0.31	0.31	0.34
75.01 - 78.00	0	0.2	0.5	0.65	0.27	0.55	0.09	0.42	0.05	0.19	0.09	0	0.08
78.01 - 80.00	0	2.52	1.89	2.26	1.61	1.81	0.94	1.26	1.04	0.99	0.51	0.32	0.66
80.01 - 85.00	0	1	2.77	2.68	2.51	1.68	1.66	1.54	1.09	1.14	0.84	0.36	0.41
85.01 - 90.00	0	0.21	0.92	3.25	3.23	2.97	2.54	3.6	1.43	0.89	1	0.53	1.27
90.01 - 95.00	0	0	0.05	0.06	1.32	0.93	2.17	1.58	1.08	1.02	0.59	0.37	0.35
95.01 - 100.00	0	0	0	0	0	0.26	0.85	0.59	0.55	0.07	0.13	0.16	0.07
Total:	0	8.62	11.74	13.87	11.94	10.65	10.31	10.39	6.56	5.1	4.18	2.13	4.51

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15. LTV - FICO (ARM-Limited Documentation)

LTV - FICO (ARM-Limited Documentation)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	3.59	6.04	0.8	0.91	0	4.09	0	0	0	0	0	3.54
65.01 - 70.00	0	1.37	0	0	1.01	2.45	3.35	0	0	0	0	0	0
70.01 - 75.00	0	0	4.74	6.04	1.53	1.16	1.8	0	0	0	0	0	0
75.01 - 78.00	0	0	3.25	0	2.88	0	2.54	0	0	0	0	0	0
78.01 - 80.00	0	0	0	1.63	4.07	1.6	1.5	0	0	0	0	0	0
80.01 - 85.00	0	0	2.5	5.15	0	0	0	0	1.64	2.07	0	0	0
85.01 - 90.00	0	0	3.02	1.32	7.9	9.55	0	0	0	1.94	0	0	0.83
90.01 - 95.00	0	0	0	0	0	0	1.08	0	0	0	3.11	0	0
Total:	0	4.96	19.55	14.94	18.29	14.76	14.36	0	1.64	4.01	3.11	0	4.38

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16. LTV - FICO (ARM-Stated Doc)

LTV - FICO (ARM-Stated Doc)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	1.3	2.25	1.77	2.22	1.25	1.63	1.11	0.76	0.48	0.47	0.27	1.09
65.01 - 70.00	0	1.05	1.87	1	1.5	0.75	0.68	0.45	0.31	0.56	0.19	0	0.15
70.01 - 75.00	0	0.71	0.68	0.97	1.22	1.14	0.97	0.91	0.26	0.43	0.31	0.38	0.09
75.01 - 78.00	0	0	0.27	0.42	0.26	0.67	0.26	0.22	0.19	0.11	0.14	0.04	0.23
78.01 - 80.00	0	0.19	1.18	1.75	2.43	2.27	1.66	1.89	0.89	0.7	1	0.93	1.95
80.01 - 85.00	0	0	0.41	1.39	2.85	2.4	1.91	1.9	1.72	0.61	0.6	0.65	1.17
85.01 - 90.00	0	0	0	0.41	1.8	3.63	3.54	2.84	2.76	1.69	1.58	1.09	2.05
90.01 - 95.00	0	0	0	0	0.08	0.25	0.84	1.46	1.22	1.34	1.54	1.36	2.2
95.01 - 100.00	0	0	0	0	0	0	0	0.16	0	0.29	0.43	0.56	0.41
Total:	0	3.25	6.68	7.72	12.35	12.38	11.5	10.94	8.11	6.22	6.27	5.27	9.32

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17. LTV - FICO (FRM- Full Doc)

LTV - FICO (FRM- Full Doc)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.06	0.57	0.99	1.35	0.99	2.24	3.08	2.76	1.84	1.48	1.52	3.51
65.01 - 70.00	0	0.13	0.29	0.33	0.2	0.13	1.01	1.18	0.65	1.42	2.29	0.43	2.17
70.01 - 75.00	0	0	0	0.37	0.55	0.41	0.95	1.59	2.35	1.08	0	0.73	2.47
75.01 - 78.00	0	0	0.17	0	0	0.07	0.44	0.2	0	0.5	0.25	0.8	1.42
78.01 - 80.00	0	0.17	0.37	0.44	0.26	0.67	0.17	2.06	1.47	1.77	1.47	0.88	1.69
80.01 - 85.00	0	0.08	0.27	0.87	0.46	1.14	0.61	1.55	1.24	2.12	1.47	1.25	3.35
85.01 - 90.00	0	0	0	0.48	0.37	1.27	2.11	1.2	1.26	2.64	0.65	4.04	2.32
90.01 - 95.00	0	0	0	0	0	0.53	0.39	2.12	1.28	1.22	1.43	0.44	1.29
95.01 - 100.00	0	0	0	0	0	0	0.31	1.41	0.9	0.13	0.44	0.35	0.66
Total:	0	0.44	1.67	3.47	3.18	5.22	8.22	14.4	11.9	12.72	9.47	10.44	18.87

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18. LTV - FICO (FRM Limited)

LTV - FICO (FRM Limited)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	8.5	0	0	0	7.29	10.25	0	0	0	0	0	0
70.01 - 75.00	0	0	0	0	0	0	0	18.95	7.15	0	0	0	0
78.01 - 80.00	0	0	0	0	0	0	0	0	24.32	0	0	0	0
85.01 - 90.00	0	0	0	0	0	0	7.43	0	0	0	0	9.52	0
90.01 - 95.00	0	0	0	0	0	0	6.59	0	0	0	0	0	0
Total:	0	8.5	0	0	0	7.29	24.27	18.95	31.48	0	0	9.52	0

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19. LTV - FICO (FRM - Stated)

LTV - FICO (FRM - Stated)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0.18	0.31	1.02	1.96	1.84	2.05	2.83	1.67	1.49	4.87	2.03	4.08
65.01 - 70.00	0	0	0	0.36	0	0.7	1.5	0.6	1.1	3.9	0.98	0	2.99
70.01 - 75.00	0	0	0	0	1.28	1.27	1.39	0.69	0.64	2.53	2.06	2.02	0.61
75.01 - 78.00	0	0	0	0.63	0	0	0	0.59	0	0	0.78	0	0
78.01 - 80.00	0	0	0	0.39	1.99	1.58	2.12	2.77	2.7	1.91	1.8	1.92	1.84
80.01 - 85.00	0	0	0.37	0	0.33	0	1.16	1.01	1.32	2.31	1.47	1.26	3.48
85.01 - 90.00	0	0	0	0	0	0	1.03	1.68	2.31	0.7	0.61	0.97	2.78
90.01 - 95.00	0	0	0	0	0	0	0	2.9	0.55	0.5	0	0	0.39
95.01 - 100.00	0	0	0	0	0	0	0	0	0	0	0.57	0.63	1.67
Total:	0	0.18	0.68	2.41	5.56	5.38	9.25	13.07	10.29	13.33	13.15	8.85	17.84

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20. LTV - FICO (ARM-IO)

LTV - FICO (ARM-IO)	0-499	500-519	520-539	540-559	560-579	580-599	600-619	620-639	640-659	660-679	680-699	700-719	720+
0.00 - 65.00	0	0	0	0	0.06	0.45	2.32	2.01	1.28	0.81	0.76	0.39	4.09
65.01 - 70.00	0	0	0	0	0	0.79	0.51	0.72	0.62	0.77	0.81	0	0.38
70.01 - 75.00	0	0	0	0.17	0.4	0.64	1.71	1.05	0	0.16	0.81	1	0.59
75.01 - 78.00	0	0	0	0	0	0	0.22	0.77	0.44	0.3	0.34	0.09	0.33
78.01 - 80.00	0	0	0	0	0.2	0.96	1.34	1.67	2.82	2.12	1.68	2.13	3.12
80.01 - 85.00	0	0	0	0	0.3	0.28	2.07	3.17	2.02	2.26	1.77	1.73	1.91
85.01 - 90.00	0	0	0	0	0.17	1.34	4.2	6.42	4.81	2.19	3.09	3.03	3.48
90.01 - 95.00	0	0	0	0	0	0.25	0.4	1.83	1.69	3.14	2.64	1.12	2.85
Total:	0	0	0	0.17	1.12	4.71	12.76	17.66	13.68	11.75	11.9	9.49	16.75

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21. LTV - FICO (Manufacuted Housing)

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22. States

States	Total UPB	ARM Pool %	Fixed Pool %
Alabama	1,466,247.72	76.53	23.47
Arizona	19,849,391.47	80.02	19.98
Arkansas	1,257,671.69	67.34	32.66
California	318,023,317.94	78.93	21.07
Colorado	4,728,660.28	58.73	41.27
Connecticut	14,260,547.21	76.83	23.17
Delaware	1,279,163.90	100	0
Florida	108,837,282.33	80.76	19.24
Georgia	14,577,707.19	85.7	14.3
Hawaii	2,452,700.59	84.88	15.12
Idaho	628,654.63	54.8	45.2
Illinois	72,604,483.17	91.86	8.14
Indiana	5,334,415.02	59	41
Iowa	1,590,005.64	88.77	11.23
Kansas	294,393.19	69.34	30.66
Kentucky	1,687,681.36	92.22	7.78
Louisiana	143,257.06	52.31	47.69
Maine	1,420,843.56	90.86	9.14
Maryland	34,777,543.85	76.89	23.11
Massachusetts	11,116,108.49	90.16	9.84
Michigan	20,040,831.85	89.66	10.34
Minnesota	11,047,882.94	82.62	17.38
Mississippi	1,100,719.81	67.7	32.3
Missouri	4,412,630.71	70.71	29.29
Montana	143,000.00	100	0
Nebraska	274,500.00	100	0
Nevada	11,600,448.25	79.69	20.31
New Hampshire	2,904,166.72	88.27	11.73
New Jersey	16,503,388.69	80.17	19.83
New Mexico	1,345,398.88	89.97	10.03
New York	37,728,660.11	62.88	37.12
North Carolina	5,589,773.33	82.69	17.31
North Dakota	150,000.00	100	0
Ohio	9,902,652.16	70.37	29.63
Oklahoma	652,081.79	57	43
Oregon	3,275,359.49	63.77	36.23
Pennsylvania	9,787,234.35	52.32	47.68
Rhode Island	3,494,639.38	80.36	19.64
South Carolina	3,175,444.98	70.16	29.84
Tennessee	2,733,401.33	74.16	25.84
Texas	5,724,393.95	61.16	38.84
Utah	687,851.78	41.12	58.88
Washington	4,703,677.43	84.37	15.63
Virginia	55,448,332.96	83.95	16.05
West Virginia	3,015,258.20	90.8	9.2
Wisconsin	4,961,890.31	95.23	4.77
Wyoming	143,200.00	0	100
Washington DC	5,778,617.77	91.62	8.38
Total:	842,655,513.46	79.82	20.18

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.